Execution Version

THE INDEBTEDNESS EVIDENCED BY THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT TO CREDIT AGREEMENT, IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. FOR INFORMATION REGARDING THE ISSUE PRICE, THE TOTAL AMOUNT OF SUCH ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY OF SUCH INDEBTEDNESS, PLEASE CONTACT THE CHIEF FINANCIAL OFFICER OF THE BORROWER AT THE ADDRESS SET FORTH IN THE NOTICE PROVISIONS OF THE CREDIT AGREEMENT.

SECOND AMENDMENT TO CREDIT AGREEMENT

dated as of December 18, 2024

among

WATERBRIDGE NDB OPERATING LLC,
as Borrower,

THE LENDERS PARTY HERETO,

BARCLAYS BANK PLC,
as Administrative Agent, and

TRUIST BANK,

as New Lender

_________________________________

TRUIST SECURITIES, INC.,

as Lead Second Amendment Arranger and Lead Second Amendment Bookrunner

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 18, 2024 (the “Second Amendment Effective Date”), is among WATERBRIDGE NDB OPERATING LLC, a Delaware limited liability company (the “Borrower”), BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”), TRUIST BANK, as the new lender (the “New Lender”) and each of the Lenders that is a signatory hereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to below.

Recitals

WHEREAS, the Borrower, the Administrative Agent, Truist Bank, as collateral agent, and the Lenders are parties to that certain Credit Agreement, dated as of May 10, 2024 (as amended, restated, amended and restated, refinanced, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower;

WHEREAS, the Borrower desires to amend the Existing Credit Agreement to make certain amendments and modifications, in each case, upon the terms and conditions set forth herein and to be effective as of the Second Amendment Effective Date;

WHEREAS, Truist Securities, Inc. (acting through such of its affiliates or branches as it deems appropriate) has been appointed, and is acting, as lead second amendment arranger and lead second amendment bookrunner for this Amendment (in such capacity, “Truist”);

WHEREAS, the Consenting Lenders (as defined below) consenting to this Amendment pursuant to the Second Amendment Consents (as defined below) constitute the Required Lenders, and the Consenting Lenders and the New Lender constitute all the Lenders under the Existing Credit Agreement on the Second Amendment Effective Date directly affected by this Amendment; and

WHEREAS, (i) each Lender holding Term Loans outstanding immediately prior to the effectiveness of this Amendment on the Second Amendment Effective Date (the “Existing Loans”) that executes and delivers a consent to this Amendment (each, a “Consenting Lender”) substantially in the form of Exhibit A hereto (each, a “Second Amendment Consent”) prior to the close of business on December 12, 2024 shall be deemed, upon effectiveness of this Amendment, to have consented to the amendments to the Existing Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Rate with respect to its outstanding Existing Loans and (x) if such Consenting Lender elects the “Cashless Amendment” option on the Second Amendment Consent, such Consenting Lender will retain its Existing Loans as amended by this Amendment and (y) if such Consenting Lender elects the “Post-Closing Settlement” option on the Second Amendment Consent, the entire amount of such Consenting Lender’s Existing Loans will be assigned to the New Lender at par on the Second Amendment Effective Date (it being understood that no Assignment and Assumption shall be required to be executed by such Consenting Lender to effect such assignment) and following the Second Amendment Effective Date such Consenting Lender or an Affiliate of or entity controlled by such Consenting Lender shall purchase by assignment the Term Loans in an equal principal amount as its Existing Loans or such lesser amount allocated to such Consenting Lender by Truist and (ii) on the Second Amendment Effective Date, the Borrower shall have paid to the Administrative Agent, for the ratable benefit of the existing Lenders immediately prior to the effectiveness of this Amendment on the Second Amendment Effective Date, all accrued and unpaid interest to, but not including, the Second Amendment Effective Date, with respect to the Existing Loans.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as set forth above and as follows:

Section 1.
Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below and in reliance on the representations, warranties, covenants and agreements set forth herein, the Existing Credit Agreement (other than the signature pages, Schedules and Exhibits thereto) is hereby amended effective as of the Second Amendment Effective Date in the manner provided in this Section 1:
1.1
Additional Definition. Section 1.01 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“Second Amendment Effective Date” means December 18, 2024.

1.2
Amended and Restated Definition. The following definition contained in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Applicable Rate” means, a percentage per annum equal to (a) for Term Benchmark Loans, 4.00% and (b) for Base Rate Loans, 3.00%; provided that, upon the consummation of the WBR Specified Transaction, if the Net First Lien Leverage Ratio on a Pro Forma Basis is greater than 4.25:1.00, then the Applicable Rate shall automatically increase by 25 bps (for both Term Benchmark Loans and Base Rate Loans) until such time as the Borrower delivers a certificate demonstrating that the Net First Lien Leverage Ratio is less than or equal to 4.25:1.00 as of the last day of a fiscal quarter.

1.3
Section 2.04(a)(iii) of the Existing Credit Agreement. Section 2.04(a)(iii) of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(iii) Commencing on the Second Amendment Effective Date, in the event that, on or prior to the date that is six (6) months following the Second Amendment Effective Date, the Borrower (x) prepays, refinances, substitutes, or replaces any Term Loans pursuant to a Repricing Transaction, or (y) effects any amendment, amendment and restatement, or other modification of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (1) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term Loans so prepaid, refinanced, substituted, or replaced and (2) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term Loans amended or otherwise modified pursuant to such amendment. Commencing on the Second Amendment Effective Date, if, on or prior to the six-month anniversary of the Second Amendment Effective Date, any Lender that is a Non-Consenting Lender and is replaced pursuant to Section 3.07(a) in connection with any amendment, amendment and restatement, or other modification of this Agreement resulting in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to Section 3.07(a)) shall receive its pro rata Share (as determined immediately prior to it being so replaced) of the prepayment premium or fee described in the preceding sentence. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.

Section 2.
Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of each of the following conditions:
2.1
Counterparts.
(a)
The Administrative Agent shall have received counterparts of this Amendment from (i) the Borrower and (ii) the New Lender or shall have received written evidence (which may include pdf transmission of a signed signature page of this Amendment) otherwise satisfactory to the Administrative Agent that such party has signed a counterpart of the Amendment.
(b)
The Administrative Agent (or its counsel) shall have received from each Consenting Lender, constituting at least the Required Lenders immediately prior to giving effect to the Second Amendment Effective Date, a counterpart of the duly executed Second Amendment Consent attached hereto as Exhibit A or written evidence otherwise satisfactory to the Administrative Agent (which may include pdf transmission of a signed signature page of the Second Amendment Consent) that such party has signed a counterpart of the Second Amendment Consent.
2.2
Consent and Reaffirmation. The Administrative Agent shall have received a counterpart of the Consent and Reaffirmation attached hereto as Annex A (the “Consent and Reaffirmation”) from each of the Loan Parties party thereto or written evidence otherwise satisfactory to the Administrative Agent (which may include pdf transmission of a signed signature page of this Amendment) that such party has signed a counterpart of the Consent and Reaffirmation.
2.3
KYC. The Loan Parties shall have provided the documentation and other information reasonably requested in writing at least three (3) days prior to the Second Amendment Effective Date by the New Lender as it reasonably determines is required by regulatory authorities in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and 31 C.F.R. § 1010.230, in each case at least three (3) Business Days prior to the Second Amendment Effective Date (or such shorter period as Truist shall otherwise agree).
2.4
Fees. All reasonable, out of pocket and documented fees and expenses of Truist that have been invoiced at least two (2) Business Days prior to the Second Amendment Effective Date shall have been paid.
2.5
Interest. The Borrower shall have paid to the Administrative Agent for the ratable account of the Lenders holding Existing Loans all accrued and unpaid interest on the Existing Loans as of the Second Amendment Effective Date.
2.6
Representations and Warranties. The representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) immediately prior to and after giving effect to this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations shall have been true and correct in all material respects as of such earlier date.
2.7
No Default or Event of Default. No Default or Event of Default shall exist immediately before or after giving effect to this Amendment.

Section 3.
Representations and Warranties. The Borrower and each other Loan Party represents and warrants to the Administrative Agent and the Lenders as of the Second Amendment Effective Date that:
3.1
each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 1 hereof except (i) to the extent any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is qualified as to “materiality” or “Material Adverse Effect”, such representation and warranty shall be true and correct in all respects as so qualified;
3.2
the execution, delivery and performance by the Borrower of this Amendment are within its limited liability company powers, have been duly authorized by all necessary action and that this Amendment and the Borrower’s obligations under the Credit Agreement as amended hereby and each other Loan Document to which it is a party constitute the valid and binding agreement and obligations of the Borrower, as applicable, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally;
3.3
immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default shall exist;
3.4
the execution, delivery and performance of this Amendment do not (a) contravene the terms of any of the Borrower’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any material Laws binding on such Person; to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect; and
3.5
no material approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment.
Section 4.
Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same instrument. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to this Amendment or any other document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Truist or the Administrative Agent, as applicable, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary Truist or the Administrative Agent, as applicable, is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Truist or the Administrative Agent, as applicable, pursuant to procedures approved by it. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
Section 5.
Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). The jurisdiction, venue and waiver of right to trial by jury provisions in Section 10.16 and Section 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
Section 6.
Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7.
Effect of Amendment and Reaffirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders (including the New Lender or the Administrative Agent) under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or other provisions contained in the Credit Agreement or any other Loan Document in similar or different circumstances after the date hereof. This Amendment is hereby designated as a Loan Document by the Borrower.
Section 8.
No Oral Agreement. THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.
Section 9.
Payment of Expenses. To the extent provided in the Credit Agreement or as otherwise agreed to in writing by the Borrower, the Borrower agrees to pay or reimburse the Administrative Agent and Truist for all of its reasonable, documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent and Truist.
Section 10.
Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 11.
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[remainder of page left blank intentionally; signatures to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WATERBRIDGE NDB OPERATING LLC, as Borrower

By:	/s/ Scott McNeely
Name:	Scott McNeely
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Paul Casaccio
Name:	Paul Casaccio
Title:	Assistant Vice President

[Signature Page to Second Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

TRUIST BANK, as New Lender

By:	/s/ Farhan Iqbal
Name:	Farhan Iqbal
Title:	Director

[Signature Page to Second Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

EXHIBIT A

SECOND AMENDMENT CONSENT

Second Amendment Consent (this “Consent”) to that certain Second Amendment to Credit Agreement dated as of the Second Amendment Effective Date (the “Amendment”) among WaterBridge NDB Operating LLC, a Delaware limited liability company (the “Borrower”), Barclays Bank PLC, as administrative agent (the “Administrative Agent”), Truist Bank, as the new lender under the Amendment (the “New Lender”), and the lenders referred to therein. The lead arranger for the Amendment is Truist Securities, Inc. (“Truist”). The Amendment will amend that certain Credit Agreement dated as of May 10, 2024 (the “Credit Agreement”) among the Borrower, the Administrative Agent, Truist Bank, as collateral agent, and the other parties party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable.

The undersigned Lender hereby consents to the Amendment and, if such Lender holds outstanding Term Loans, hereby agrees as follows with respect to its existing Term Loans:

[Check ONLY ONE of the two boxes below]

CASHLESS AMENDMENT OPTION

□ The undersigned Lender agrees to reprice 100% of the outstanding principal amount of such Lender’s existing Term Loans on a cashless basis.

POST-CLOSING SETTLEMENT OPTION

□ The undersigned Lender agrees that the entire amount of such Lender’s existing Term Loans will be assigned to the New Lender at par on the Second Amendment Effective Date (it being understood that no Assignment and Assumption shall be required to be executed by such Consenting Lender to effect such assignment) and following the Second Amendment Effective Date such Consenting Lender shall purchase by assignment Term Loans in an equal principal amount as its existing Term Loans or such lesser amount allocated to such Lender by Truist.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

________________________________________
(Name of Institution)

By: ___________________________________
Name:
Title:

If a second signature is necessary:

By: _____________________________________
Name:
Title:

Exhibit A

ANNEX A

CONSENT AND REAFFIRMATION

Each of the undersigned (the “Loan Parties”) hereby (i) acknowledges receipt of a copy of that certain Second Amendment to Credit Agreement dated as of December 18, 2024 (the “Amendment”) among WaterBridge NDB Operating LLC, a Delaware limited liability company, the lenders referred to therein, Barclays Bank PLC, as administrative agent (the “Administrative Agent”), and Truist Bank, as the new lender under the Amendment, relating to the Credit Agreement dated as of May 10, 2024 (as amended prior to the date hereof, the “Existing Credit Agreement”), (ii) consents to the Amendment and each of the covenants, representations and warranties, amendments and other transactions referenced therein, (iii) expressly reaffirms its obligations under each Loan Document to which it is a party and expressly reaffirms, as of the date hereof, in the case of (x) the Guarantors, its guaranty of the Obligations and (y) the Grantors (as defined in the Security Agreement), its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents, (iv) agrees that all references in any such other Loan Document to the “Credit Agreement” shall mean and be a reference to the Existing Credit Agreement as amended by the Amendment. Each Loan Party hereby represents and warrants that (x) neither the modification of the Existing Credit Agreement effected pursuant to the Amendment, nor the execution, delivery, performance or effectiveness of the Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and all such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred and (y) each of the representations and warranties applicable to such Loan Party pursuant to Section 3 of the Amendment and each other Loan Document to which it is a party is true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations shall have been true and correct in all material respects as of such earlier date.

Although the Loan Parties have been informed of the matters set forth herein and have acknowledged and consented to the same, each Loan Party understands that neither the Administrative Agent nor any Lender has any obligation to inform the Loan Parties of such matters in the future or to seek any Loan Party’s acknowledgment or consent to future amendments or waivers, and nothing herein shall create such a duty.

This Consent and Reaffirmation shall be a Loan Document for all purposes.

THIS CONSENT AND REAFFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). The jurisdiction, venue and waiver of right to trial by jury provisions in Section 10.16 and 10.17 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.

Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Existing Credit Agreement, as amended by the Amendment.

Dated as of December 18, 2024.

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Annex A

Executed as of the date indicated above.

LOAN PARTIES:

EVX OPERATING LLC

EVX SOUTH TEXAS SWD, LLC

EVX SOUTH TEXAS CRUDE, LLC

EVX LAND LLC

EVX EAGLE FORD PARTNERS, LLC

WATERBRIDGE STATELINE LLC

STATELINE WATER, LLC

By:	/s/ Scott McNeely
Name:	Scott McNeely
Title:	Executive Vice President and Chief Financial Officer

Annex A